UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51072

Oregon	93-0856709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9100 S.W. Gemini Drive Beaverton, Oregon	97008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 601-1000

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 12, 2013, Cascade Microtech, Inc. posted an investor presentation to its website at www.cascademicrotech.com under the heading “Investor Relations.” The presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The presentation provides an overview of our strategy, performance and future objectives. The presentation is intended to be made available to shareholders, analysts and investors, including those participating in meetings with our management.

The information in this Current Report and in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Cascade Microtech, Inc. Investor Presentation - December 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2013	CASCADE MICROTECH, INC. (Registrant)

	By:	/s/ JEFF KILLIAN
Jeff Killian Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

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